UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2017 (October 31, 2016)

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 4, 2016, Aralez Pharmaceuticals Inc. a company governed under the laws of the Province of British Columbia, Canada (the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) regarding, among other things, that on October 31, 2016, Aralez Pharmaceuticals Trading DAC, an Irish designated activity company and a wholly-owned, indirect subsidiary of the Company (“Buyer”), completed the acquisition of the pharmaceutical product containing metoprolol succinate as the active pharmaceutical ingredient and distributed under the brand name Toprol-XL® and the currently marketed authorized generic in the United States and its territories and possessions and certain related assets and rights (the “Acquired Business”) from AstraZeneca AB (“Seller”) pursuant to an Asset Purchase Agreement (“Toprol-XL Asset Purchase Agreement”), dated as of October 3, 2016, by and among Seller, Buyer and, solely for purposes of Section 9.16 thereof, the Company. This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

This amendment to the Original 8-K is being filed, and the Original 8-K was previously filed, in Canada to satisfy the Company’s reporting obligations under Part 8 of National Instrument 51-102 - Continuous Disclosure Obligations, as modified by a decision dated November 15, 2016 of the Ontario Securities Commission under Multilateral Instrument 11-102 — Passport System and National Policy 11-203 — Process For Exemptive Relief Applications in Multiple Jurisdictions. For purposes of such filing, the name and business telephone number of an executive officer of the Company who is knowledgeable about this amendment, the Original 8-K and the acquisition that is the subject matter thereof is Scott Charles, Chief Financial Officer, (905) 876-1118.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Abbreviated financial statements of the Acquired Business, which include Statements of Assets Acquired, audited at September 30, 2016 and December 31, 2015, Statements of Net Revenues and Direct Expenses, audited for the year ended December 31, 2015 and nine months ended September 30, 2016, and notes to such financial statements, are filed as Exhibit 99.1 to this report and incorporated herein by reference. Statements of Liabilities Assumed are not included because the Company did not assume any pre-closing liabilities under the terms of the Toprol-XL Asset Purchase Agreement.

(b) Pro-Forma Financial Information

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of September 30, 2016 and pro forma condensed combined statements of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016 and the notes related thereto, which reflect the Acquired Business, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

23.1	Consent of KPMG LLP

99.1

Abbreviated financial statements of the Acquired Business, which include Statements of Assets Acquired, audited at September 30, 3016 and December 31, 2015, and Statements of Net Revenues and Direct Expenses, audited for the year ended December 31, 2015 and nine months ended September 30, 2016

99.2

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of September 30, 2016 and pro forma condensed combined statements of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2017	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

23.1	Consent of KPMG LLP

99.1

Abbreviated financial statements of the Acquired Business, which include Statements of Assets Acquired, audited at September 30, 3016 and December 31, 2015, and Statements of Net Revenues and Direct Expenses, audited for the year ended December 31, 2015 and nine months ended September 30, 2016

99.2

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of September 30, 2016 and pro forma condensed combined statements of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016